Exhibit 10.1

ALLONGE TO CONVERTIBLE PROMISSORY NOTES

Allonge (this “Allonge”) to that certain Convertible Promissory Note (the “Convertible Promissory Note”) attached hereto as Exhibit 1 and made a part hereof in the principal amount of $130,000 dated February 5, 2019, from Brain Scientific Inc., a Nevada corporation (the “Company”), in favor of Len P. Mertz, as Holder (the “Holder”).

The Company and the Holder agree that the Convertible Promissory Note shall be revised as follows:

1. The definition of “Maturity Date” in Section 1.1 of the Convertible Promissory Note shall be amended and replaced to read as follows:

““Maturity Date” shall mean the earlier of: (a) February 5, 2021 or (b) the consummation of a Qualified Financing or other event pursuant to which Conversion Shares are to be issued pursuant to the terms of this Note.”

This Allonge is intended to be attached to and made a permanent part of the Convertible Promissory Note.

Dated as of the 28th day of February, 2020.

Company:	BRAIN SCIENTIFIC INC.

	By:	/s/ Boris Goldstein
Name:
Title:

Holder:	LEN P. MERTZ

	By:	/s/ Len P. Mertz
Name:
Title: